SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 2004


                              NORTH VALLEY BANCORP
                              --------------------
             (Exact name of registrant as specified in its charter)


             CALIFORNIA                         0-10652            94-2751350
-------------------------------------        -------------      ----------------
   (State or other jurisdiction of           (File Number)      (I.R.S. Employer
incorporation) identification number)


                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         Item 5: Other Events

         On August 6, 2004, the registrant issued a Press Release, "North Valley Bancorp Receives Regulatory Approvals for Yolo Community Bank Acquisition". Attached hereto as Exhibit 99.61 and incorporated herein by this reference is said Press Release dated August 6, 2004.


         Item 7: Financial Statements and Exhibits

                 (c)    Exhibits
                        --------

                        (99.61) News Release of North Valley Bancorp dated August 6, 2004
                                 ------------------------------------------



                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NORTH VALLEY BANCORP


                                                  By: /s/ SHARON BENSON
                                                      --------------------------
                                                      Sharon Benson
Dated: August 6, 2004                                 SVP & Controller


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